Supplement to the
Fidelity Advisor® Stock Selector All Cap Fund
Institutional Class
November 29, 2014
Prospectus

Effective July 1, 2015, Institutional Class will be renamed Class I. The features and policies of the class will not change.

The following information replaces the similar information found in paragraph 4. in the Shareholder Information section under the heading "Buying Shares" on page 15.

4. Current or former Trustees or officers of a Fidelity fund or current or retired officers, directors, or regular employees of FMR LLC or FIL Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee, or employee benefit plans sponsored by FMR LLC or an affiliate;

AFSSI-15-02  October 30, 2015
1.957631.106

Supplement to the
Fidelity Advisor® Stock Selector Small Cap Fund
Institutional Class
December 30, 2014
Prospectus

Effective July 1, 2015, Institutional Class will be renamed Class I. The features and policies of the class will not change.

The following information replaces the similar information found in paragraph 4. in the Shareholder Information section under the heading "Buying Shares" on page 15.

4. Current or former Trustees or officers of a Fidelity fund or current or retired officers, directors, or regular employees of FMR LLC or FIL Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee, or employee benefit plans sponsored by FMR LLC or an affiliate;

ASCSI-15-02  October 30, 2015
1.855560.119